SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                    FORM  8-K/A
                                   Current Report

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 13, 1995

                               MIDSOUTH BANCORP, INC.
               (Exact name of registrant as specified in its charter)

                                    LOUISIANA
                   (State or other jurisdiction of incorporation)

                    2-91-000FW                       72-1020809
               (Commission File Number)     (Tax Identification Number)

               102 Versailles Boulevard, Lafayette, Louisiana,  70501
                      (Address of Principal Executive Offices)

                                  (318) 237-8343
                (Registrant's Telephone Number, including area code)

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements


                               SUGARLAND STATE BANK/SUGARLAND BANCSHARES, INC.
                                      CONSOLIDATED STATEMENT OF CONDITION
                                                 JULY 31, 1995


        ASSETS                          BANK      HOLDING CO.     ELIMINATIONS     CONSOLIDATED
   CASH                          $577,505.21            $0.00                       $577,505.21
   DUE FROM BANKS - DEMAND      1,085,753.84                                       1,085,753.84
   PREPAID TAXES                        0.00           125.00                            125.00
   INVESTMENTS                  3,878,889.58    $2,251,881.34     2,251,881.34     3,878,889.58
   FEDERAL FUNDS SOLD           1,725,000.00                                       1,725,000.00
   LOANS, NET                   8,936,998.35                                       8,936,998.35
   BANK PREM., FF&E, AUTO         297,806.96                         63,436.79       234,370.17
   OTHER R/E OWNED                 55,000.00                                          55,000.00
   INTEREST RECEIVABLE            227,161.97                                         227,161.97
   OTHER ASSETS                    33,539.03      $153,528.00                        187,067.03
   DUE FROM SUGARLAND STATE
     BANK                               0.00             0.00             0.00             0.00
   BRANCH                         237,378.55                                         237,378.55
   DEFERRED TAX UNRL G/L SEC       24,708.88                                          24,708.88
   LETTERS OF CREDIT               33,000.00                         33,000.00             0.00
                               ________________________________________________________________
       TOTAL ASSETS           $17,112,742.37    $2,405,534.34    $2,348,318.13   $17,169,958.58
                               ================================================================

      LIABILITIES
   DDA                         $3,339,583.44                                      $3,339,583.44
   OFFICIAL CHECKS                116,942.18                                         116,942.18
   SAVINGS                      2,222,280.98                                       2,222,280.98
   CHRISTMAS CLUB                  45,299.77                                          45,299.77
   NOW ACCOUNTS                   896,954.78                                         896,954.78
   MONEY MARKET ACCOUNTS        2,884,444.01                                       2,884,444.01
   CERTIFICATES OF DEPOSIT      3,392,055.88                                       3,392,055.88
   IRA'S                        1,878,323.09                                       1,878,323.09
   FED FUNDS PURCHASED                  0.00                                               0.00
   ACCRUED INTEREST PAYABLE        29,843.05                                          29,843.05
   OTHER LIABILITIES               22,133.85                                          22,133.85
   DUE TO HOLDING COMPANY               0.00                              0.00             0.00
   LETTERS OF CREDIT               33,000.00                         33,000.00             0.00
                               ________________________________________________________________
    TOTAL LIABILITIES         $14,860,861.03            $0.00       $33,000.00   $14,827,861.03
                               ________________________________________________________________

        CAPITAL
   CAPITAL                       $250,000.00    $1,161,430.00      $250,000.00    $1,161,430.00
   SURPLUS                        750,000.00     1,452,362.86      $750,000.00    $1,452,362.86
   UNDIVIDED PROFITS            1,190,450.63       362,267.19    $1,253,887.42      $298,830.40
   CURRENT EARNINGS               118,346.42             0.00      $118,346.42            $0.00
   EQUITY ADJ - UNRL G/L SEC      (47,964.34)      (47,964.34)     ($47,964.34)     ($47,964.34)
   UNRL LOSS GOV MUT FUNDS         (8,951.37)       (8,951.37)      ($8,951.37)      ($8,951.37)
   TREASURY STOCK                       0.00      (513,610.00)            0.00     ($513,610.00)
                               ________________________________________________________________
      TOTAL CAPITAL            $2,251,881.34    $2,405,534.34    $2,315,318.13    $2,342,097.55
                               ________________________________________________________________
   TOTAL LIAB. AND CAPITAL    $17,112,742.37    $2,405,534.34    $2,348,318.13   $17,169,958.58
                               ================================================================



                SUGARLAND STATE BANK/SUGARLAND BANCSHARES, INC
                CONSOLIDATED STATEMENTS OF INCOME AND EXPENSE
                               JULY 31, 1995

                                                             IN HUNDREDS
                             BANK   HOLDING CO  ELIMINATIONS CONSOLIDATED
                             ============================================
INTEREST INCOME
     INSTALLMENTS            $49,436                           $49,436
     SIMPLE INTEREST        $434,736                          $434,736
     FED. FUNDS SOLD         $92,530                           $92,530
     U. S. GOV'T AGENCIES   $129,589                          $129,589
     MUNICIPALITIES               $0                                $0
     OTHER DEBT SECURITIES        $0                                $0
     T.C.D. PURCHASED             $0                                $0
     GOV. MUTUAL FUNDS        $5,811                            $5,811
                            __________________________________________
TOTAL INTEREST INCOME       $712,102         $0          $0   $712,102

INTEREST EXPENSE
     TRANS. ACCTS.  (NOW)    $16,193                           $16,193
     SAVINGS                 $32,384                           $32,384
     T.C.D.'S  (TIME DEP)   $175,342                          $175,342
     FED. FUNDS PURCHASED        $45                               $45
                            __________________________________________
TOTAL INTEREST EXPENSE      $223,964         $0          $0   $223,964

NET INTEREST INCOME         $488,138         $0          $0   $488,138

OTHER INCOME
     FEES ON LOANS           $11,442                           $11,442
     SERVICE CHARGES         $84,513                           $84,513
     COMMISSIONS & OTHER     $14,109                           $14,109
                            __________________________________________
TOTAL OTHER INCOME          $110,064         $0          $0   $110,064

INCOME BEFORE OPERATING
  EXPENSES                  $598,202         $0          $0   $598,202

OPERATING EXPENSES
     SALARIES               $188,973                          $188,973
     EMPLOYEE BENEFITS       $42,739                           $42,739
     EXP OF PREM/FIX ASSETS  $51,037                           $51,037
     DEPRECIATION            $32,923                           $32,923
     FEES PAID               $18,393     $2,500                $20,893
     DUES, ASSESS. &
       DONATION               $7,731        $25                 $7,756
     ADVERTISING, PUB REL
       & ETC.                $14,402                           $14,402
     STATIONARY, PRINTING
       & SUPPL.              $15,498                           $15,498
     OTH ASSETS & OTH REAL
       ESTATE                 $9,206                            $9,206
     CASH OVER & SHORT           $52                               $52
     MISCELLANEOUS           $68,488                           $68,488
     LOSSES SUSTAINED
       GENERAL                $1,553                            $1,553
                            __________________________________________
TOTAL OPERATING EXPENSES    $450,995     $2,525          $0   $453,520

INCOME BEFORE SECURITIES
  GAIN/LOSS                 $147,207    ($2,525)         $0   $144,682

SECURITIES GAIN/LOSS              $0         $0          $0         $0

INCOME BEFORE TAX &
  PROVISIONS                $147,207    ($2,525)         $0   $144,682

  APPLICABLE INCOME TAX      $28,861       $101                $28,962
  PROVISION FOR LOAN
    LOSSES                        $0         $0          $0         $0
                            __________________________________________
  NET INCOME                $118,346    ($2,626)         $0   $115,720
                            __________________________________________




          (b)  Pro Forma Financial Information


MidSouth Bancorp, Inc.
Unaudited Pro Forma Combined Balance Sheet
July 31, 1995

                                                                                                                 Pro Forma
                             MidSouth        Sugarland                               Pro Form Adjustments         MidSouth
                           Bancorp, Inc.    Bancshares, Inc.   Combined            Debits          Credits      Bancorp, Inc.
                           __________________________________________________________________________________________________
Cash and due from banks     $8,642,198       $1,663,259      $10,305,457                                        $10,305,457
Federal funds sold           5,600,000        1,725,000        7,325,000                                          7,325,000
Total cash and cash
  equivalents               14,242,198        3,388,259       17,630,457                                         17,630,457
Interest-bearing deposits
  in banks                     147,680                -          147,680                                            147,680
Securities available-for
  -sale                     27,616,325        3,878,890       31,495,215                           (17,486)   A  31,477,729
Investment securities        3,194,728                -        3,194,728                                          3,194,728
Loans, gross                66,814,833        9,052,091       75,866,924                                         75,866,924
Allowance for possible
  loan losses                 (925,516)        (115,093)      (1,040,609)                                        (1,040,609)
Loans, net                  65,889,317        8,936,998       74,826,315                                         74,826,315
Bank premises and
  equipment, net             2,876,472          471,748        3,348,220          412,131    B                    3,760,351
Other real estate
  owned, net                   180,270           55,000          235,270                                            235,270
Accrued interest
  receivable                   703,196          227,162          930,358                                            930,358
Goodwill, net                  177,263                -          177,263          477,667    A    (293,575)   B     321,156
                                                                                                   (40,199)   C
Deferred taxes                   8,682           24,709           33,391           20,200    A                       53,591
Other assets                   879,809          187,193        1,067,002           40,199    C    (153,653)   A     953,548
                           ___________       __________      ___________                                        ___________
TOTAL ASSETS               115,915,940       17,169,959      133,085,899                                        133,531,183
                           ===========       ==========      ===========                                        ===========
Deposits:
Non-interest bearing        30,960,548        3,456,526       34,417,074                                         34,417,074
Interest bearing            76,118,786       11,319,359       87,438,145                                         87,438,145
Total deposits             107,079,334       14,775,884      121,855,218                                        121,855,218

Securities sold under
repurchase agreements          320,497                -          320,497                                            320,497
Other borrowings             1,100,298                -        1,100,298                                          1,100,298
Other liabilities              566,313           51,977          618,290                           118,556    B     736,846

Total liabilities          109,066,442       14,827,861      123,894,303                                        124,012,859

Stockholders' Equity:
Preferred stock                                                                                  2,668,826    A   2,668,826
Common stock                    71,965        1,161,430        1,233,395       (1,161,430)   A                       71,965
Surplus                      6,078,999        1,452,363        7,531,362       (1,452,363)   A                    6,078,999
Unearned ESOP shares           (63,398)               -          (63,398)                                           (63,398)
Unrealized (losses)
  gains on securities
  available-for-sale,
  net of tax                  (223,850)         (56,915)        (280,765)                           56,915    A    (223,850)
Retained earnings              985,782          298,830        1,284,612         (298,830)   A                      985,782
Treasury stock                       -         (513,610)        (513,610)                          513,610    A           -
                          ____________      ___________     ____________                                       ____________
TOTAL CAPITAL                6,849,498        2,342,098        9,191,596                                          9,518,324
                          ____________      ___________     ____________                                       ____________
TOTAL LIABILITIES &
  CAPITAL                 $115,915,940      $17,169,959     $133,085,899                                       $133,531,183
                          ============      ===========     ============                                       ============

MidSouth Bancorp, Inc.
Unaudited Pro Forma Combined Statement of Earnings
July 31, 1995


                                                                                                            Pro Forma
                                  MidSouth        Sugarland                       Pro Forma Adjustments     MidSouth
                                Bancorp, Inc.    Bancshares, Inc.   Combined        Debits   Credits      Bancorp, Inc.
                                _______________________________________________________________________________________
INTEREST INCOME:
Loans, including fees            $3,832,342         $484,172       $4,316,514                              $4,316,514
Securities                        1,047,885          135,400        1,183,285                               1,183,285
Federal funds sold                  139,417           92,530          231,947                                 231,947
                                 __________         ________       __________                              __________
TOTAL                             5,019,644          712,102        5,731,746                               5,731,746
                                 __________         ________       __________                              __________
INTEREST EXPENSE:
Interest on deposits              1,489,140          223,964        1,713,104                               1,713,104
Interest on note payable             74,299                0           74,299                                  74,299
                                 __________         ________       __________                              __________
TOTAL                             1,563,439          223,964        1,787,403                               1,787,403
                                 __________         ________       __________                              __________
NET INTEREST INCOME               3,456,205          488,138        3,944,343                               3,944,343

PROVISION FOR LOAN LOSSES            90,000                0           90,000                                  90,000
                                 __________         ________       __________                              __________
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES       3,366,205          488,138        3,854,343                               3,854,343
                                 __________         ________       __________                              __________
OTHER OPERATING INCOME:
Service charges on deposits         596,980           95,955          692,935                                 692,935
Gains (losses) on securities, ne          -                -                -                                       -
Other charges and fees              262,012           14,109          276,121                                 276,121
                                 __________         ________       __________                              __________
TOTAL OTHER INCOME                  858,992          110,064          969,056                                 969,056
                                 __________         ________       __________                              __________
OTHER EXPENSES:
Salaries and employee benefits    1,449,069          231,712        1,680,781                               1,680,781
Occupancy expense                   521,214           83,960          605,174                                 605,174
Professional fees                   136,036           20,893          156,929                                 156,929
Other                             1,073,761          116,955        1,190,716         6,894             D   1,197,610
                                 __________         ________       __________                              __________
TOTAL OTHER EXPENSES              3,180,080          453,520        3,633,600                               3,640,494
                                 __________         ________       __________                              __________
NET INCOME BEFORE INCOME TAXES    1,045,117          144,682        1,189,799                               1,189,799
PROVISION FOR INCOME TAXES          353,031           28,962          381,993                                 381,993
                                 __________         ________       __________                              __________
NET INCOME                          692,086          115,720          807,806                                 807,806
                                 __________         ________       __________                              __________
PREFERRED DIVIDEND REQUIREMENT            -                -                -       128,904             E     128,904

INCOME AVAILABLE TO COMMON
SHAREHOLDERS                       $692,086         $115,720         $807,806                                $678,902
                                 ==========         ========       ==========                              ==========
PRIMARY EARNINGS PER
COMMON SHARE                          $0.97            $0.62                                                    $0.95
                                 ==========         ========                                               ==========
FULLY DILUTED EARNINGS
PER COMMON SHARE                                                                                                $0.89
                                                                                                           ==========


      A)   To record preferred stock and eliminate equity of Sugarland
      B)   Write up on bank buildings and related deferred taxes
      C) Record receivable resulting from excess of Sugarland's merger expenses over $110,000 to be recouped through reduction of preferred dividends
      D) Amortization of adjusted goodwill on a straight line basis over 15 years
      E)   Payment of Preferred Stock dividends

                                     SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MidSouth Bancorp, Inc.
                                             (Registrant)


                                             /s/ Teri S. Stelly
                                             _________________________
                                             Teri S. Stelly,
                                             Vice President/ Controller